                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (date of earliest event reported): 5-16-96

                           SOUTH VALLEY BANCORPORATION
             (exact name of registrant as specified in its charter)

    California                     2-78293-LA                 #94-2818095
(state or other                 (Commission File)            (IRS Employer
 jurisdiction of                                             Identification
 incorporation)                                                Number)

               500 Tennant Station, Morgan Hill, California 95037
              (address of principal executive office and zip code)

        Registrant's telephone number (including area code): 408-778-1510

                                      None
                         (former name or former address,
                          if changed since last report)
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Item 5.           Other Events

                  The shareholders of South Valley Bancorporation took the following actions at the Annual Meeting of Shareholders held on May 16, 1996 at the Golden Oak Restaurant located at 16695 Condit Road, Morgan Hill, California.

                  a) Approved the election of management's slate of nominees for director, each of whom was an incumbent director, as follows:

                      Votes:                                 For                   Withheld
                      ------                                 ---                   --------
                      Laurence M. Connell                  700,139                    226
                      Joseph A. Filice                     698,575                  1,790
                      Eugene R. Guglielmo                  700,139                    226
                      Roger C. Knopf                       681,436                 18,929
                      Edward J. Lazzarini                  686,850                 13,515
                      Donald G. Mountz                     673,864                 26,501
                      James R. Price                       700,139                    226
                      Mary Lou Rawitser                    692,567                  7,798
                      Brad L. Smith                        700,139                    226

                  b)  Approved the 1995 Stock Option Plan.

                           Votes:           For               Against          Abstain
                           ------           ---               -------          -------
                                            402,150           41,759             -0-

                  c) Approved the selection of Deloitte & Touche, LLP as independent auditors for the Company.

                           Votes:           For               Against          Abstain
                           ------           ---               -------          -------
                                            700,365             -0-               -0-

Item 7.           Financial Statements and Exhibits

                  (a)      None

                  (b)      None

                  (c)      None
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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       South Valley Bancorporation, Registrant

                                       By:  /s/ Richard L. Conniff
                                            ---------------------------------
                                             Richard L. Conniff
                                             on behalf of Registrant and in the
                                             capacity of Chief Financial Officer
                                             (Principal Accounting and Financial
                                             Officer)